December 30, 2005

Supplement to Statement of Additional Information dated April 29, 2005,

as amended June 20, 2005 (the “SAI”)

For Shareholders of Each Firsthand Fund

The Section titled “Disclosure of Portfolio Holdings” on page 16 of the SAI is hereby replaced in its entirety with the following:

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to protect the confidentiality of client holdings and prevent the selective disclosure of nonpublic information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any third party (including individual investors, institutional investors, intermediaries, third party service providers to the Investment Adviser or the Funds, rating and ranking organizations, and affiliated persons of the Funds or the Investment Adviser) unless such disclosure is compliant with the Policy. The Policy is overseen by the Funds’ Chief Compliance Officer (“CCO”) and provides that the Funds will disclose their holdings on the Funds’ website www.firsthandfunds.com per the following schedule:

	Disclosure	Disclosure
	Frequency	Delay
Full portfolio for each Fund:	Quarterly	45 days

Top 10 holdings for each Fund:	Quarterly	45 days

Portfolio statistics (e.g., total net assets, number of holdings, market capitalization, R2, and beta)	Quarterly	45 days

The Fund periodically discloses portfolio holdings on a confidential basis to service providers that require such information in connection with their performance of services for the Fund.  Such service providers include, among others, the Fund’s investment adviser, sub-advisers, administrator, sub-administrator, fund accountant, underwriter/distributor, transfer agent, outside auditors, and legal counsel.  Such service providers may receive the information on a real-time or delayed basis, depending on the type of services they perform for the Fund.  In addition, the Fund may distribute portfolio holdings to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses, provided that each such third party signs a confidentiality agreement and agrees not to disseminate the portfolio holdings to third parties likely to trade on this information. In addition, the Fund, the Investment Advisor, or their affiliates may disclose portfolio holdings that have already been made public on the Fund’s website or SEC filing in marketing literature or to the media, brokers, or other interested persons.

The Policy is designed to ensure that disclosure of information regarding the Fund’s portfolio holdings is in the best interests of shareholders, including any potential conflicts of interest between the Fund’s shareholders and the Fund’s Investment Advisor, principal underwriter, or affiliated person thereof. The Board of Trustees has authorized the senior officers of the Fund or the senior officers of the Investment Advisor to disclose portfolio holdings in conformity with such procedures. In the event a material issue, conflict of interest, or other exception to the Policy is identified, the CCO will address the matter and report to the Board of Trustees at their next regular quarterly meeting.

The Portfolio Holdings Disclosure Policy may not be waived, or exceptions be made, to allow disclosure of nonpublic portfolio information, without the consent of the Adviser’s Chief Compliance Officer or the Trust’s Chief Executive Officer or Chief Legal Officer, in cases that they deem necessary or appropriate.  All waivers or exceptions made relating to the Fund will be disclosed to the Trust’s Board of Trustees no later than its next regularly scheduled quarterly meeting.  Furthermore, nobody is allowed to accept compensation in connection with disclosure of nonpublic portfolio information.